Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies [Abstract]
Commitments and Contingencies
11.	Commitments and Contingencies

The following table summarizes our contractually committed obligations and their maturity dates as of December 31, 2016:

	Payments Due by Period
(Dollars in thousands)	Total	Less than 1 year	2-year	3-year	4-year	5-year	More than 5 years
	(U.S. dollars in thousands)

Services fees to the Manager*	4,031	1,031	600	600	600	600	600

Management fees to the Managers	3,319	455	455	455	455	455	1,044

Hire on Leased Vessel	1,360	402	402	402	154	-	-

Total obligations	$8,710	$1,888	$1,457	$1,457	$1,209	$1,055	$1,644

*As of June 1, 2017, the services fees were reduced to $50 per month from $136.

The above table does not include our share of the monthly rental expenses for our offices of Euro 1.5 (in thousands) compared to Euro 8.7 (in thousands).

Claims

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company is a member of a protection and indemnity association, or P&I Club that is a member of the International Group of P&I Clubs, which covers its third party liabilities in connection with its shipping activities. A member of a P&I Club that is a member of the International Group is typically subject to possible supplemental amounts or calls, payable to its P&I Club based on its claim records as well as the claim records of all other members of the individual associations, and members of the International Group. Although there is no cap on its liability exposure under this arrangement, historically supplemental calls have ranged from 25%-40% of the Company’s annual insurance premiums, and in no year have exceeded $1 million. The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company’s protection and indemnity (P&I) insurance coverage for pollution is $1 billion per vessel.

The M/V Free Goddess was hijacked by Somali pirates on February 7, 2012 while transiting the Indian Ocean eastbound. On October 11, 2012, we announced that all 21 crew members of the M/V Free Goddess were reported safe and well after the vessel’s release by the pirates. At the time of the hijacking the vessel was on time charter in laden condition. Since the release from the pirates, the ex M/V Free Goddess, renamed to M/V Figaro, has been laying at the port of Salalah, Oman, undertaking repairs funded mostly by insurers. The repairs of the vessel were completed, and notice of readiness was tendered to her Charterers for the resumption of the voyage. The Charterers repudiated the Charter and the Company accepted Charterers’ repudiation and terminated the fixture. Cargo interests commenced proceedings before the local Omani Courts under the Bills of Lading for delivery of the cargo in Oman, which were rejected at the first instance and were appealed by Cargo interests. The appeal by Cargo interests was rejected by the Court. Concurrently with the above proceedings, Cargo interests have obtained favorable arbitration decisions and a UK High Court order against the former owner Adventure Five S.A. to deliver the cargo at the port of Salalah, Oman. Griffin Underwriting, The Kidnap and Ransom insurers of the M/V Free Goddess, have commenced action before the High Court in the UK against Adventure Five, Free Bulkers S.A. and the Company’s CEO alleging damages. Those proceedings have been frozen by mutual agreement between the parties pending the conclusion of the ongoing settlement negotiations. The Company, as the Bareboat Charterers of the M/V Figaro, has been exploring all options for a pragmatic and commercial resolution of the complex situation arising from the involvement of many parties with conflicting interests in this lengthy dispute.

The outstanding balance of the Company’s claims as of December 31, 2016, stands at $nil related to Company’s insurance claims for vessel incidents arising in the ordinary course of business.